Note 31 - Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Statement Line Items [Line Items]
Disclosure of commitments and contingent liabilities [text block]

31  Commitments and contingencies

The Group entered into loan commitments through the Exchange to provide funds to customers at a future date. These commitments typically have a specified term and may be subject to unconditional cancellation or may remain in effect, contingent upon the satisfaction of all conditions outlined in the related loan agreements. These commitments encompass undrawn credit facilities and represent the Group's intent to provide funds as per the agreed terms and conditions.

The Group entered into two secured revolving credit facility agreements. Interest on borrowings drawn under these facilities accrues daily. These agreements provide for a total facility size of up to 800 BTC (USD equivalent of $70.9 million as of December 31, 2025) and 205 million USDC. Of this total amount, 200 BTC (USD equivalent of $17.8 million as of December 31, 2025) and 40 million USDC are committed. As of December 31, 2024, the Group had a single secured revolving credit facility agreement totaling 50 million USDC, of which 20 million USDC was committed.

The table below presents the outstanding, undrawn, off-balance sheet financial commitments as of  December 31, 2025 and 2024 (in thousands)

	December 31, 2025	December 31, 2024
Margin lending services	$86,437	$86,130
Other lending services	275,930	50,000
Total financial commitments	$362,367	$136,130